                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.



                                        BY: /s/ Phyllis A. Knight
                                            ----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1999 to October 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.



                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                                               [LOGO OF CONSECO]

                   CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


    1.   Amount Available (including Monthly Servicing Fee)                                              $31,051,561.92
                                                                                                         --------------

    2.   Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                            $   884,080.64
                                                                                       --------------
                   (b)  Principal Prepayments                                           14,312,726.95
                                                                                       --------------
                   (c)  Liquidated Loans                                                   209,292.83
                                                                                       --------------
                   (d)  Repurchases                                                              0.00
                                                                                       --------------
                   (e)  Previously undistributed (a)-(d) amounts                                 0.00
                                                                                       --------------
                   (f)  Pre-Funded Fixed Rate Amount, if any
                        (Post-Funding Payment Date)                                              0.00
                                                                                       --------------
                   (g)  minus Group I ARM Formula Principal
                        Distribution Amount                                                      0.00
                                                                                       --------------
                                                 Total Principal                                         $15,406,100.42
                                                                                                         --------------

    3.   Group I ARM Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                            $    74,288.54
                                                                                       --------------
                   (b)  Principal Prepayments                                            2,089,002.28
                                                                                       --------------
                   (c)  Liquidated Loans                                                         0.00
                                                                                       --------------
                   (d)  Repurchases                                                              0.00
                                                                                       --------------
                   (e)  Pre-Funded Group I ARM Amount, if any
                        (Post-Funding Payment Date)                                              0.00
                                                                                       --------------
                   (f)  Clause (vi) of definition                                                0.00
                                                                                       --------------

                                                 Total Principal                                         $ 2,163,290.82
                                                                                                         --------------

    4.   Group II ARM Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                            $    72,485.37
                                                                                       --------------
                   (b)  Principal Prepayments                                            3,754,127.61
                                                                                       --------------
                   (c)  Liquidated Loans                                                         0.00
                                                                                       --------------
                   (d)  Repurchases                                                              0.00
                                                                                       --------------
                   (e)  Pre-Funded Group II ARM Amount, if any
                        (Post-Funding Payment Date)                                              0.00
                                                                                       --------------
                   (f)  Clause (vi) of definition                                                0.00
                                                                                       --------------

                                                 Total Principal                                         $ 3,826,612.98
                                                                                                         --------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 2

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

    5.   Senior Percentage                                                                                          100%
                                                                                                         ---------------

    6.   Class B Percentage                                                                                           0%
                                                                                                         ---------------

    7.   (a)  LIBOR                                                                                             5.40625%
                                                                                                         ---------------
         (b)  Class A-1A ARM Pass-Through Margin (.26% or .52%)                                                    0.26%
                                                                                                         ---------------
         (c)  Available Funds Pass-Through Rate                                                                 5.66625%
                                                                                                         ---------------

    8.   (a)  LIBOR                                                                                             5.40625%
                                                                                                         ---------------
         (b)  Class A-1B ARM Pass-Through Margin (.28% or .56%)                                                    0.28%
                                                                                                         ---------------
         (c)  Available Funds Pass-Through Rate                                                                 5.68625%
                                                                                                         ---------------

    9.   Class HE: A-5 IO Notional Principal Amount                                                      $120,000,000.00
                                                                                                         ---------------

Class A Certificates
--------------------

      Interest

   10.   Aggregate Current Interest
         (a)  Class A-1A ARM Pass-through Rate                                               5.66625%
                                                                                             --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1A ARM Pass-Through Margin, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.0%)

         (b)  Class A-1A ARM Interest                                                                    $    661,156.35
                                                                                                         ---------------
         (c)  Class A-1B ARM Pass-through Rate                                               5.68625%
                                                                                             --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1B ARM Pass-Through Margin, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.0%)

         (d)  Class A-1B ARM Interest                                                                    $    671,781.59
                                                                                                         ---------------
         (e)  Class A-1 Pass-through Rate                                                       5.59%
                                                                                                -----
         (f)  Class A-1 Interest                                                                         $    925,498.80
                                                                                                         ---------------
         (g)  Class A-2 Pass-through Rate                                                       5.78%
                                                                                                -----
         (h)  Class A-2 Interest                                                                         $    650,250.00
                                                                                                         ---------------
         (i)  Class A-3 Pass-through Rate                                                       5.98%
                                                                                                -----
         (j)  Class A-3 Interest                                                                         $    652,816.67
                                                                                                         ---------------
         (k)  Class A-4 Pass-through Rate                                                       6.18%
                                                                                                -----
         (l)  Class A-4 Interest                                                                         $    306,425.00
                                                                                                         ---------------
         (m)  Class A-5 Pass-through Rate                                                       6.13%
                                                                                                -----
         (n)  Class A-5 Interest                                                                         $    344,812.50
                                                                                                         ---------------
         (o)  Class A-6 IO Pass-through Rate                                                    5.50%
                                                                                                -----
         (p)  Class A-6 IO Interest                                                                      $    550,000.00
                                                                                                         ---------------

   11.   Amount applied to Unpaid Class A Interest Shortfall                                             $          0.00
                                                                                                         ---------------

   12.   Remaining Unpaid Class A Interest Shortfall                                                     $          0.00
                                                                                                         ---------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 3

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class M-1 Certificates
----------------------

   13.   Amount Available less all preceding distributions                                               $26,288,821.01
                                                                                                         --------------

      Interest on Class M-1 Adjusted Principal Balance

   14.   Class M-1 Adjusted Principal Balance                                                            $72,000,000.00
                                                                                                         --------------

   15.   Current Interest

         (a)  Class M-1 Pass-through Rate                                                       6.92%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 6.92%)

         (b)  Class M-1 Interest                                                                         $   415,200.00
                                                                                                         --------------

   16.   Amount applied to Unpaid Class M-1 Interest Shortfall                                           $         0.00
                                                                                                         --------------

   17.   Remaining Unpaid Class M-1 Interest Shortfall                                                   $         0.00
                                                                                                         --------------

Class M-2 Certificates
----------------------

   18.   Amount Available less all preceding distributions                                               $25,873,621.01
                                                                                                         --------------

      Interest on Class M-2 Adjusted Principal Balance

   19.   Class M-2 Adjusted Principal Balance                                                            $61,200,000.00
                                                                                                         --------------

   20.   Current Interest

         (a)  Class M-2 Pass-through Rate                                                       7.45%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 7.45%)

         (b)  Class M-2 Interest                                                                         $   379,950.00
                                                                                                         --------------

   21.   Amount applied to Unpaid Class M-2 Interest Shortfall                                           $         0.00
                                                                                                         --------------

   22.   Remaining Unpaid Class M-2 Interest Shortfall                                                   $         0.00
                                                                                                         --------------

Class B-1 Certificates
----------------------

   23.   Amount Available less all preceding distributions                                               $25,493,671.01
                                                                                                         --------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 4

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0



      Interest on Class B-1 Adjusted Principal Balance

   24.   Class B-1 Adjusted Principal Balance                                                            $43,800,000.00
                                                                                                         --------------

   25.   Current Interest

         (a)  Class B-1 Pass-through Rate                                                       8.97%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 8.97%)

         (b)  Class B-1 Interest                                                                         $   327,405.00
                                                                                                         --------------

   26.   Amount applied to Unpaid Class B-1 Interest Shortfall                                           $         0.00
                                                                                                         --------------

   27.   Remaining Unpaid Class B-1 Interest Shortfall                                                   $         0.00
                                                                                                         --------------

Class A Certificates
--------------------

   28.   Amount Available less all preceding distributions                                               $25,166,266.01
                                                                                                         --------------

      Principal

   29.   Class A-5 Lockout Percentage for such Payment Date                                                       0.00%
                                                                                                         --------------

   30.   Class A Principal Distribution:

         (a)  Class A-1A ARM                                                                             $ 2,163,290.82
                                                                                                         --------------
         (b)  Class A-1B ARM                                                                             $ 3,826,612.98
                                                                                                         --------------
         (c)  Class A-5 Lockout Pro Rata Distribution Amount                                             $         0.00
                                                                                                         --------------
         (d)  Balance of Senior Percentage of Formula Principal                                          $         0.00
                                                                                                         --------------

   31.   Distribution Amount:

         (a)  Class A-1                                                                                  $15,406,100.42
                                                                                                         --------------
         (b)  Class A-2                                                                                  $         0.00
                                                                                                         --------------
         (c)  Class A-3                                                                                  $         0.00
                                                                                                         --------------
         (d)  Class A-4                                                                                  $         0.00
                                                                                                         --------------
         (e)  Class A-5                                                                                  $         0.00
                                                                                                         --------------
         (f)  Class A-1A ARM and A-1B ARM                                                                $         0.00
                                                                                                         --------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 5

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


   32.   Class A Principal Balance:

         (a)  Class A-1A ARM Principal Balance                                                           $133,339,814.46
                                                                                                         ---------------
         (b)  Class A-1B ARM Principal Balance                                                           $133,369,862.05
                                                                                                         ---------------
         (c)  Class A-1 Principal Balance                                                                $183,269,849.09
                                                                                                         ---------------
         (d)  Class A-2 Principal Balance                                                                $135,000,000.00
                                                                                                         ---------------
         (e)  Class A-3 Principal Balance                                                                $131,000,000.00
                                                                                                         ---------------
         (f )  Class A-4 Principal Balance                                                               $ 59,500,000.00
                                                                                                         ---------------
         (g)  Class A-5 Principal Balance                                                                $ 67,500,000.00
                                                                                                         ---------------

   33.   Amount, if any, by which Class A Formula Principal Distribution Amount
         exceeds the amount distributed pursuant to item (30)                                            $          0.00
                                                                                                         ---------------

Class M-1 Certificates
----------------------

   34.   Amount Available less all preceding distributions                                               $  3,770,261.79
                                                                                                         ---------------

      Principal

   35.   Class M-1 Principal Distribution                                                                $         0.00
                                                                                                         ---------------

   36.   Class M-1 Principal Balance                                                                     $ 72,000,000.00
                                                                                                         ---------------

   37.   Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (35)                        $          0.00
                                                                                                         ---------------

Class M-2 Certificates
----------------------

   38.   Amount Available less all preceding distributions                                               $  3,770,261.79
                                                                                                         ---------------

      Principal

   39.   Class M-2 Principal Distribution                                                                $          0.00
                                                                                                         ---------------

   40.   Class M-2 Principal Balance                                                                     $ 61,200,000.00
                                                                                                         ---------------

   41.   Amount, if any, by which the amount in clause (c) of the Class M-2 Formula
         Distribution Amount (the "Class M-2 Formula Principal Distribution Amount")
         exceeds the amount distributed pursuant to item (39)                                            $          0.00
                                                                                                         ---------------


                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 6

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class B Principal Distribution Tests
(tests must be satisfied on and after the Payment Date occurring in April 2002)

   42.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                              2.21%
                                                                                                         ------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of
              ratios for this month and two preceding months; may not exceed 10%)                               1.75%
                                                                                                         ------------

   43.   Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Payment Date                                             3.94%
                                                                                                         ------------
         (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
              ratios for this month and two preceding months; may not exceed 12%)                               3.36%
                                                                                                         ------------

   44.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
              of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                     0.02%
                                                                                                         ------------

   45.   Current Realized Losses Test

         (a)  Current Realized Losses for current Payment Date                                           $ 156,620.08
                                                                                                         ------------
         (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic average of Pool
              Scheduled Principal Balance for sixth preceding Payment Date and
              for current Payment Date; may not exceed 2.0%)                                                    0.07%
                                                                                                         ------------

   46.   Class B Principal Balance Test

         (a)  Class B Principal Balance plus Over-collateralization Adjustment Amount divided by Pool Scheduled Principal Balance for prior Payment Date
              (must equal or exceed 15.3%)                                                                      8.43%
                                                                                                         ------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 7

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class B-1 Certificates
----------------------

   47.   Amount Available less all preceding distributions                                               $ 3,770,261.79
                                                                                                         --------------

      Principal

   48.   Class B-1 Principal Distribution                                                                $         0.00
                                                                                                         --------------

   49.   Class B-1 Principal Balance                                                                     $43,800,000.00
                                                                                                         --------------

   50.   Amount, if any, by which the amount in clause (c) of the Class B-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (48)                        $         0.00
                                                                                                         --------------

Class M-1 Certificates
----------------------

   51.   Amount Available less all preceding distributions                                               $ 3,770,261.79
                                                                                                         --------------

      Liquidation Loss Interest

   52.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                                 $         0.00
                                                                                                         --------------

   53.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                          $         0.00
                                                                                                         --------------

   54.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                         --------------

Class M-2 Certificates
----------------------

   55.   Amount Available less all preceding distributions                                               $ 3,770,261.79
                                                                                                         --------------

      Liquidation Loss Interest

   56.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                                 $         0.00
                                                                                                         --------------

   57.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                          $         0.00
                                                                                                         --------------

   58.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                         --------------

Class B-1 Certificates
----------------------

   59.   Amount Available less all preceding distributions                                               $ 3,770,261.79
                                                                                                         --------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 8

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


      Liquidation Loss Interest

   60.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                                 $         0.00
                                                                                                         --------------

   61.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                          $         0.00
                                                                                                         --------------

   62.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                         --------------

Class B-2A Certificates
-----------------------

   63.   Amount Available less all preceding distributions                                               $ 3,770,261.79
                                                                                                         --------------

      Interest

   64.   Current Interest

         (a)  Class B-2A Pass-through Rate                                                      7.44%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 7.44%)

         (b)  Class B-2A Interest                                                                        $    58,570.15
                                                                                                         --------------

   65.   Amount applied to Unpaid Class B-2A Interest Shortfall                                          $         0.00
                                                                                                         --------------

   66.   Remaining Unpaid Class B-2A Interest shortfall                                                  $         0.00
                                                                                                         --------------

      Principal

   67.   Class B-2A Principal Distribution                                                               $         0.00
                                                                                                         --------------

   68.   Class B-2A Additional Principal Distribution Amount                                             $ 1,539,192.58
                                                                                                         --------------

   69.   Class B-2A Principal Balance                                                                    $ 7,907,605.20
                                                                                                         --------------

Class B-2 Certificates
----------------------

   70.   Amount Available less all preceding distributions                                               $ 2,172,499.06
                                                                                                         --------------

      Interest

   71.   Current Interest

         (a)  Class B-2 Pass-through Rate                                                       8.97%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 8.97%)

         (b)  Class B-2 Interest                                                                         $   179,400.00
                                                                                                         --------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 9


                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


   72.   Amount applied to Unpaid Class B-2 Interest Shortfall                                           $         0.00
                                                                                                         --------------

   73.   Remaining Unpaid Class B-2 Interest shortfall                                                   $         0.00
                                                                                                         --------------

      Principal

   74.   Class B-2 Principal Distribution                                                                $         0.00
                                                                                                         --------------

   75.   Class B-2 Guaranty Payment                                                                      $         0.00
                                                                                                         --------------

   76.   Class B-2 Principal Balance                                                                     $24,000,000.00
                                                                                                         --------------

   77.   Amount, if any, by which Class B-2 Formula Distribution Amount plus
         Class B-2 Liquidation Loss Principal Amount exceeds Class B-2
         Distribution Amount                                                                             $         0.00
                                                                                                         --------------

Class A-1A ARM Certificates
---------------------------

   78.   Amount Available less all preceding distributions                                               $ 1,993,099.06
                                                                                                         --------------

      Available Fund Limitation Interest

   79.   Class A-1A ARM Formula Available Funds Limitation Interest
         Distribution Amount                                                                             $         0.00
                                                                                                         --------------

   80.   Amount applied to Unpaid Class A-1A ARM Available Funds
         Limitation Shortfall                                                                            $         0.00
                                                                                                         --------------

   81.   Remaining Unpaid Class A-1A ARM Available Funds Limitation Shorfall                             $         0.00
                                                                                                         --------------

Class A-1B ARM Certificates
---------------------------

   82.   Amount Available less all preceding distributions                                               $ 1,993,099.06
                                                                                                         --------------

      Available Fund Limitation Interest

   83.   Class A-1B ARM Formula Available Funds Limitation Interest
         Distribution Amount                                                                             $         0.00
                                                                                                         --------------

   84.   Amount applied to Unpaid Class A-1B ARM Available Funds
         Limitation Shortfall                                                                            $         0.00
                                                                                                         --------------

   85.   Remaining Unpaid Class A-1B ARM Available Funds Limitation Shorfall                             $         0.00
                                                                                                         --------------

                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 10

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class A, Class M, and Class B Certificates
------------------------------------------

   86.   Pool Scheduled Principal Balance                                                                $1,067,979,525.60
                                                                                                         -----------------
         (a)  Fixed Rate Loans                                                                           $  801,269,849.09
                                                                                                         -----------------
         (b)  Group I Adjustable Rate Loans                                                              $  133,339,814.46
                                                                                                         -----------------
         (c)  Group II Adjustable Rate Loans                                                             $  133,369,862.05
                                                                                                         -----------------

   87.   Pool Factors

         (a)  Class A-1A ARM Pool Factor                                                                         .88893210
                                                                                                         -----------------
         (b)  Class A-1B ARM Pool Factor                                                                         .88913241
                                                                                                         -----------------
         (c)  Class A-1 Pool Factor                                                                              .64989308
                                                                                                         -----------------
         (d)  Class A-2 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (e)  Class A-3 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (f)  Class A-4 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (g)  Class A-5 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (h)  Class M-1 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (i)  Class M-2 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (j)  Class B-1 Pool Factor                                                                             1.00000000
                                                                                                         -----------------
         (k)  Class B-2A Pool Factor                                                                             .32948355
                                                                                                         -----------------
         (l)  Class B-2 Pool Factor                                                                             1.00000000
                                                                                                         -----------------

   88.   Loans Delinquent:

         Fixed Rate

         (a)  31-59 days                               14,746,597.00          263
                                                 -------------------      ------------
         (b)  60-89 days                                3,446,633.00          67
                                                 -------------------      ------------
         (c)  90 or more days                           2,733,094.00          65
                                                 -------------------      ------------

         Group I Adjustable Rate

         (a)  31-59 days                                2,465,582.00          29
                                                 -------------------      ------------
         (b)  60-89 days                                   40,414.00           1
                                                 -------------------      ------------
         (c)  90 or more days                              47,810.00           1
                                                 -------------------      ------------

         Group II Adjustable Rate

         (a)  31-59 days                                1,283,962.00          13
                                                 -------------------      ------------
         (b)  60-89 days                                  634,652.00           7
                                                 -------------------      ------------
         (c)  90 or more days                             168,002.00           2
                                                 -------------------      ------------


                                                               [LOGO OF CONSECO]

                    CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                 MONTHLY REPORT
                                  OCTOBER 1999
                                     PAGE 11

                                                     Distribution Date: 11/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


   89.   Principal Balance of Defaulted Loans

         (a)  Fixed Rate                                                                                 $13,514,963.40
                                                                                                         --------------
         (b)  Group I Adjustable Rate                                                                    $ 1,049,519.73
                                                                                                         --------------
         (c)  Group II Adjustable Rate                                                                   $ 1,983,056.84
                                                                                                         --------------

   90.   Number of Liquidated Loans and Net Liquidated Loss

         Fixed Rate                                                                    #     6           $   156,620.08
                                                                                       --------------    --------------
         Group I Adjustable Rate                                                       #     0           $         0.00
                                                                                       --------------    --------------
         Group II Adjustable Rate                                                      #     0           $         0.00
                                                                                       --------------    --------------

   91.   Number of Loans Remaining

         Fixed Rate                                                                                         13,334
                                                                                                         --------------
         Group I Adjustable Rate                                                                             1,288
                                                                                                         --------------
         Group II Adjustable Rate                                                                            1,061
                                                                                                         --------------

   92.   Pre-Funded                                                                                      $         0.00
                                                                                                         --------------

         Pre-Funded Fixed Rate Amount                                                                    $         0.00
                                                                                                         --------------
         Pre-Funded Group I ARM Amount                                                                   $         0.00
                                                                                                         --------------
         Pre-Funded Group II ARM Amount                                                                  $         0.00
                                                                                                         --------------

Company
-------

   93.   Monthly Servicing Fee                                                                           $   453,906.47
                                                                                                         --------------

Class B-2A Certificates
-----------------------

   94.   Class B-2A  Aggregate Additional Principal Distribution Amount                                  $16,092,394.80
                                                                                                         --------------

Company
-------

   95.   Class B-2 Guaranty Fee                                                                          $ 1,539,192.59
                                                                                                         --------------

Class C Subsidiary Certificates
-------------------------------

   96.   Class C Subsidiary residual payment                                                             $         0.00
                                                                                                         --------------

Class C Master Certificates
---------------------------

   97.   Class C Master Distribution Amount                                                              $         0.00
                                                                                                         --------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.